Exhibit 10.20

                           OMNIBUS AMENDMENT AGREEMENT
                         NO. 1 TO DEVELOPMENT AGREEMENTS

                          Dated as of October 25, 2000

         CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation ("Capstone Pennsylvania"), HR ACQUISITION I CORPORATION, f/k/a Capstone Capital Corporation, a Maryland corporation ("HRAIC"), CAPSTONE CAPITAL OF VIRGINIA, INC., an Alabama corporation ("Capstone Virginia" and, together with Capstone Pennsylvania and HRAIC, the "Owners"), and BCC DEVELOPMENT AND MANAGEMENT CO., a Delaware corporation ("BCC"), and BALANCED CARE CORPORATION, a Delaware corporation ("Parent Company"), agree as follows:

         1. Preliminary Statements. (a) Capstone Pennsylvania, as owner, and BCC, as developer, entered into that certain Development Agreement dated as of March 28, 1997 (the "Harrisburg Development Agreement"), for the development and construction of an assisted living facility in Harrisburg, Dauphin County, Pennsylvania. (b) HRIAC's predecessor-in-interest, Capstone Capital Corporation, as owner, and BCC, as developer, entered into that certain Development Agreement dated as of March 28, 1997 (the "Ravenna Development Agreement" and, together with the Harrisburg Development Agreement, the "1997 Development Agreements"), for the development and construction of an assisted living facility in Ravenna, Portage County, Ohio. (c) ALCO III, a North Carolina limited liability company ("ALCO III"), as owner, and BCC, as developer, entered into that certain Development Agreement dated as of June 30, 1997, as assigned by ALCO III to Capstone Virginia by that certain Assignment, Assumption and Amendment Agreement dated as of June 15, 1998 (as assigned and amended, the "Danville Development Agreement"), for the development and construction of an assisted living facility in Danville, Pittsylvania County, Virginia. (d) ALCO I, a North Carolina limited liability company ("ALCO I"), as owner, and BCC, as developer, entered into that certain Development Agreement dated as of June 30, 1997, as assigned by ALCO I to Capstone Virginia by that certain Assignment, Assumption and Amendment Agreement dated as of June 15, 1998 (as assigned and amended, the "Harrisonburg Development Agreement"), for the development and construction of an assisted living facility in Harrisonburg, Rockingham County, Virginia. (e) ALCO II, a North Carolina limited liability company ("ALCO II"), as owner, and BCC, as developer, entered into that certain Development Agreement dated as of June 30, 1997, as assigned by

ALCO II to Capstone Virginia by that certain Assignment, Assumption and Amendment Agreement dated as of June 15, 1998 (as assigned and amended, the "Roanoke Development Agreement" and, together with the Danville Development Agreement and the Harrisonburg Development Agreement, the "Virginia Development Agreements" and, together with the 1997 Development Agreements and the other Virginia Development Agreements, the "Development Agreements"), for the development and construction of an assisted living facility in Roanoke, Roanoke County, Virginia. The Owners and BCC have agreed to reallocate the Approved Budget Costs for the 1997 Development Agreements and the Project Amounts for the Virginia Development Agreements and to make further amendments in the manner set forth in this Omnibus Amendment Agreement No. 1 to Development Agreements (this "Amendment") effective as of the date hereof, unless otherwise indicated. Developer's affiliate, Parent Company, has entered into various agreements with respect to the Development Agreements and the facilities being developed pursuant thereto, including guaranties, shortfall funding agreements, working capital assurance agreements and options to purchase the equity interests of certain parities and joins in the execution of this Amendment to acknowledge its consent to the transactions contemplated hereby.

         2. Definitions. As used herein, the term "Development Agreements" means the Development Agreements as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the referenced Development Agreement.

         3. Amendment to the Harrisburg Development Agreement. The term "Approved Budget Costs" as set forth in the Harrisburg Development Agreement is changed from $3,965,000 to $3,834,706.

         4. Amendment to the Ravenna Development Agreement. The term "Approved Budget Costs" as set forth in the Ravenna Development Agreement is changed from $3,785,000 to $3,709,656.

         5. Amendments to the Danville Development Agreement. The term "Project Amount" as set forth in the Danville Development Agreement is changed from $4,755,000 to $4,690,815.

         6. Amendments to the Harrisonburg Development Agreement. The term "Project Amount" as set forth in the Harrisonburg Development Agreement is changed from $4,660,000 to $4,348,242.

         7. Amendments to the Roanoke Development Agreement. The term "Project Amount" as set forth in the Roanoke Development Agreement is changed from $4,970,000 to $4,719,736.

         8. Modification to Addresses for Notices. The address for notices to Owners set forth in the Development Agreements is modified as follows:

         c/o HEALTHCARE REALTY TRUST INCORPORATED
         3310 West End Avenue
         Suite 700
         Nashville, Tennessee 37203
         Attention: J.D. Carter Steele,
         Vice President
         Telephone: (615) 269-8175
         Telecopier: (615) 269-8260

         With a copy to:

         Mr. Thomas A. Ansley
         Sirote & Permutt
         2311 Highland Avenue South
         Birmingham, Alabama 35205
         Telephone:  (205) 930-5300
         Telecopier:  (205) 930-5301

         9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. The failure of any party hereto to execute this Amendment or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         10. Waiver. BCC hereby (i) acknowledges that there is no default on the part of Owners under the Development Agreements, (ii) acknowledges that there are no offsets or defenses to payment or performance of the obligations of the BCC under the Development Agreements, and (iii) waives any defense, claim or counterclaim of the BCC regarding the obligations of the Owners under the Development Agreements.

         11. Entire Agreement. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         12. Force and Effect of Amendment. Except as specifically amended, modified or supplemented as set forth in this Amendment, the Development Agreements remain in full force and effect.


                    - SIGNATURES ARE ON THE FOLLOWING PAGES -

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment be executed as of the day and year first above written.

                                         "Capstone Pennsylvania:"

                                         CAPSTONE CAPITAL OF PENNSYLVANIA, INC.


                                         By/s/J.D. Carter Steele
                                              J.D. Carter Steele
                                              Vice President

                                         "HRAIC:"

                                         HR ACQUISITION I CORPORATION



                                         By/s/J.D. Carter Steele
                                              J.D. Carter Steele
                                              Vice President

                                         "Capstone Virginia:"

                                         CAPSTONE CAPITAL OF VIRGINIA, INC.


                                         By/s/J.D. Carter Steele
                                              J.D. Carter Steele
                                              Vice President

                                         "BCC:"

                                         BCC DEVELOPMENT AND MANAGEMENT CO.

                                         By:/s/Robin L. Barber

                                         Name: Robin L. Barber

                                         Title: Vice President and Secretary

                              CONSENT TO AMENDMENT

         The undersigned Parent Company joins in the execution of this Amendment for the purpose of consenting to the foregoing terms of this Amendment.

                                         "Parent Company:"

                                         BALANCED CARE CORPORATION



                                         By:/s/Robin L. Barber

                                         Name:Robin L. Barber

                                         Title:Senior Vice President,
                                         Legal Counsel & Assistant Secretary